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                                                                EXHIBIT 10.6


                         REGISTRATION RIGHTS AGREEMENT


                                 BY AND BETWEEN


                           EDUCATIONAL MEDICAL, INC.


                                      AND


                                 JOSEPH COLYAR


                         DATED AS OF FEBRUARY 14, 1998
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                               TABLE OF CONTENTS

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1. Certain Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
     a. "Commission"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
     b. "Exchange Act"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
     c. "Holder" or   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
     d. "Holder's Shares"   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
     e. "Person"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
     f. "Registrable Securities"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
     g. "Securities Act"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
2. Registration Rights  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
3. Registration Procedures  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
4. Registration Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
5. No Required Sale . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
6. Indemnification  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
7. General  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
8. Miscellaneous  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
9. No Inconsistent Agreements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13

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                         REGISTRATION RIGHTS AGREEMENT

         REGISTRATION RIGHTS AGREEMENT, dated as of February 14, 1998 (the "Agreement"), by and between Educational Medical, Inc., a Delaware corporation (the "Company"), and Joseph Colyar, an individual residing within the State of Pennsylvania (the "Holder").

         The Company, CHI Acquisition Corp., a Delaware corporation (the "Buyer"), the Holder, Claude H. Haring and James Fritz have entered into a Stock Purchase Agreement dated February 14, 1998 (the "Stock Purchase Agreement") pursuant to which the Buyer shall purchase all of the issued and outstanding shares of Common Stock of Computer Hardware Service Company, Inc., a Pennsylvania corporation, in consideration for the Purchase Price as more particularly set forth in the Agreement, including, without limitation, a certain number of shares of the Company's Common Stock (the "Holder's Shares").

         The parties hereto desire to provide certain registration rights with respect to the Holders' Shares.

         Accordingly, the parties hereto agree as follows:

         1. Certain Definitions. As used in this Agreement, the following terms shall have the meanings ascribed to them below:

                 a.       "Commission":  the Securities and Exchange
Commission.

                 b. "Exchange Act": the Securities Exchange Act of 1934, as amended.

                 c.       "Holder":  As defined in the recitals above.

                 d.       "Holder's Shares":  As defined in the recitals above.

                 e. "Person": any natural person, corporation, partnership, firm, association, trust, government, governmental agency or other entity, whether acting in an individual, fiduciary or other capacity.

                 f. "Registrable Securities": the Holder's Shares (and any shares issued upon any subdivision, combination or reclassification of such shares or any stock dividend in respect of any of the foregoing shares). As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have been declared effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, or (ii) such securities shall have been sold or become salable (other than in a privately negotiated sale) pursuant
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to Rule 144 (or any successor provision) under the Securities Act and in compliance with the requirements of paragraphs (c), (e), (f) and (g) of Rule 144 (notwithstanding the provisions of paragraph (k) of such Rule).

                 g. "Securities Act": the Securities Act of 1933, as amended.

         2.      Registration Rights.

                 a. As soon as practicable subsequent to the consummation of the transaction contemplated by the Stock Purchase Agreement, the Company shall file a registration statement under the Securities Act covering all of the Registrable Securities and use its best efforts to (x) effect such registration under the Securities Act (including, without limitation, by means of a shelf registration pursuant to Rule 415 under the Securities Act if the Company is then eligible to use such a registration) of the Registrable Securities, and (y) if requested by the Holder, obtain acceleration of the effective date of the registration statement relating to such registration.

                 b. If (i) the Board of Directors of the Company, in its good faith judgment, determines that any registration of Registrable Securities should not be made or continued because it would materially interfere with any material financing, acquisition, corporate reorganization or merger or other transaction involving the Company or any of its subsidiaries (a "Valid Business Reason"), and (ii) the Valid Business Reason has not resulted from actions taken by the Company, the Company may cause such registration statement to be withdrawn and its effectiveness terminated or may postpone amending or supplementing such registration statement; and the Company shall give written notice of its determination to postpone or withdraw a registration statement and of the fact that the Valid Business Reason for such postponement or withdrawal no longer exists, in each case, promptly after the occurrence thereof.

         If the Company shall give any notice of postponement or withdrawal of any registration statement, the Company shall not, during the period of postponement or withdrawal, register any Common Stock, other than pursuant to a registration statement on Form S-4 or S-8 (or an equivalent registration form then in effect). Each Holder of Registrable Securities agrees that, upon receipt of any notice from the Company that the Company has determined to withdraw any registration statement pursuant to clause 2b. above, such Holder will discontinue its disposition of Registrable Securities pursuant to such registration statement and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession of the prospectus covering such Registrable Securities that was in effect at the time of receipt of such notice. If the Company shall have withdrawn or prematurely terminated a registration statement filed under Section 2.a, (whether pursuant to clause 2b. above or as a result of any stop order, injunction or other order or requirement of the Commission or any other governmental agency or court), the Company shall not be considered to have effected an effective registration for the


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purposes of this Agreement until the Company shall have filed a new registration statement covering the Registrable Securities covered by the withdrawn registration statement and such registration statement shall have been declared effective and shall not have been withdrawn. If the Company shall give any notice of withdrawal or postponement of a registration statement, the Company shall, at such time as the Valid Business Reason that caused such withdrawal or postponement no longer exists (but in no event later than two months alter the date of the postponement), use its best efforts to effect the registration under the Securities Act of the Registrable Securities covered by the withdrawn or postponed registration statement in accordance with this Section (unless the Holder shall have consented otherwise).

         c. The Company, may elect to include in any registration statement and offering made pursuant to Section 1(a), authorized but unissued shares of Common Stock or shares of Common Stock held by the Company as treasury shares or any other shares of Common Stock as to which it has granted registration rights.

         3       Registration Procedures.  With respect to the Company's
obligation provided for in Section of this Agreement, the Company shall, as expeditiously as possible but no later than Thirty (30) days from the date first above written:

                 a. prepare and file with the Commission a registration statement on an appropriate registration form of the Commission for the disposition of such Registrable Securities in accordance with the intended method of disposition thereof, and such registration statement shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the Commission to be filed therewith, and the Company shall use its best efforts to cause such registration statement to become and remain effective.

                 b. prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for such period as any seller of Registrable Securities pursuant to such registration statement shall request and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Securities covered by such registration statement;

                 c. furnish, without charge, to each seller of such Registrable Securities and each underwriter, if any, of the securities covered by such registration statement such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits), and the prospectus included in such registration statement (including each preliminary prospectus) in conformity with the requirements of the Securities Act, and other documents, as such seller and underwriter may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such seller (the Company hereby consenting to the use in accordance with all applicable law of each such registration

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

statement (or amendment or post-effective amendment thereto) and each such prospectus (or preliminary prospectus or supplement thereto) by each such seller of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such registration statement or prospectus);

                 d. use its best efforts to register or qualify the Registrable Securities covered by such registration statement under such other securities or "blue sky" laws of such jurisdictions as any sellers of Registrable Securities shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable such sellers or underwriter, if any, to consummate the disposition of the Registrable Securities in such jurisdictions, except that in no event shall the Company be required to qualify to do business as a foreign corporation in any jurisdiction where it would not, but for the requirements of this clause d, be required to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

                 e. promptly notify each Holder selling Registrable Securities covered by such registration statement: (i) when the registration statement, any pre-effective amendment, the prospectus or any prospectus supplement related thereto or post-effective amendment to the registration statement has been filed and, with respect to the registration statement or any post effective amendment, when the same has become effective; (ii) of any request by the Commission or state securities authority for amendments or supplements to the registration statement or the prospectus related thereto or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation of any proceeding for such purpose; (v) of the existence of any fact of which the Company becomes aware which results in the registration statement, the prospectus related thereto or any document incorporated therein by reference containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make any statement therein not misleading; and (vi) if at any time the representations and warranties contemplated below cease to be true and correct in all material respects; and, if the notification relates to an event described in clause (v), the Company shall promptly prepare and furnish to each such seller and each underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made not misleading;

                 f. comply with all applicable rules and regulations of the Commission


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                 g.       cause all such Registrable Securities covered by such
registration statement to be listed on the principal securities exchange on which similar securities issued by the Company are then listed (if any) and, without limiting the generality of the foregoing, take all actions that may be required by the Company as the issuer of such Registrable Securities in order to facilitate the registration of at least two market makers as such with respect to such shares with the National Association of Securities Dealers, Inc. (the "NASD");

                 h. provide and cause to be maintained a transfer agent and registrar for all such Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

                 i. deliver promptly to each Holder copies of all correspondence between the Commission and the Company, its counsel or auditors and all memoranda relating to discussions with the Commission or its staff with respect to the registration statement, other than those portions of any such correspondence and memoranda which contain information subject to attorney-client privilege with respect to the Company, and, upon receipt of such confidentiality agreements as the Company may reasonably request, make reasonably available for inspection by any seller of such Registrable Securities covered by such registration statement, and by any attorney, accountant or other agent retained by any such Holder all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company's officers, directors and employees to supply all information reasonably requested by any such seller, attorney, accountant or agent in connection with such registration statement;

                 j. use its best efforts to obtain the withdrawal of any order suspending the effectiveness of the registration statement;

                 k. provide a CUSIP number for all Registrable Securities, not later than the effective date of the registration statement; and

                 l. take all such other commercially reasonable actions as are necessary or advisable in order to expedite or facilitate the disposition of such Registrable Securities.

         The Company may require as a condition precedent to the Company's obligations under this Agreement that each seller of Registrable Securities as to which any registration is being effected furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request provided that such information shall be used only in connection with such registration.


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         The Holder agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in clause (v) of paragraph (e) of this Section 3 the Holder will discontinue his disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until Holder's receipt of the copies of the supplemented or amended prospectus contemplated by paragraph (e) of this Section 3 and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in Holder's possession of the prospectus covering such Registrable Securities that was in effect at the time of receipt of such notice. In the event the Company shall give any such notice, the applicable period mentioned in paragraph (b) of this Section 3 shall be extended by the number of days during such period from and including the date of the giving of such notice to and including the date when each seller of any Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by paragraph (e) of this Section 3

         If any such registration statement or comparable statement under "blue sky" laws refers to Holder by name or otherwise as the Holder of any securities of the Company, then Holder shall have the right to require (i) the insertion therein of language, in form and substance satisfactory to Holder and the Company, to the effect that the holding by Holder of such securities is not to be construed as a recommendation by Holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that Holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to Holder by name or otherwise is not in the judgment of the Company, as advised by counsel, required by the Securities Act or any similar federal statute or any state "blue sky" or securities law then in force, the deletion of the reference to Holder.

         4.      Registration Expenses.

                 a. "Expenses" shall mean any and all fees and expenses incident to the Company's performance of or compliance with Section 3, including, without limitation: (i) Commission, stock exchange or NASD registration and filing fees and all listing fees and fees with respect to the inclusion of securities in NASDAQ, (ii) fees and expenses of compliance with state securities or "blue sky" laws and in connection with the preparation of a "blue sky" survey, including, without limitation, reasonable fees and expenses of blue sky counsel, (iii) printing expenses, (iv) messenger and delivery expenses, and (v) fees and disbursements of counsel for the Company. All such Expenses shall be borne by the Company.

                 b. Notwithstanding the foregoing, (x) the provisions of this Section 4 shall be deemed amended to the extent necessary to cause these expense provisions to comply with "blue sky" laws of each state in which the offering is made and (y) the Company shall be responsible for all its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties).

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         5.      No Required Sale. Nothing in this Agreement shall be deemed to create an independent obligation on the part of the Holder to sell any Registrable Securities pursuant to any effective registration statement.

         6.      Indemnification.

                 a. In the event of any registration of the Registrable Securities of the Company under the Securities Act pursuant to this Agreement, the Company will, and hereby does, indemnify and hold harmless, to the fullest extent permitted by law, the seller of any Registrable Securities covered by such registration statement, its directors, officers, fiduciaries, employees and stockholders or general and limited partners (and the directors, officers, employees and stockholders thereof, each other individual, partnership, joint venture, corporation, trust, unincorporated organization or government or any department or agency thereof (each, a "Person") who participates as an underwriter, if any, in the offering or sale of such securities, each officer, director, employee, stockholder or partner of such underwriter, and each other Person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act, against any and all losses, claims, damages or liabilities, joint or several, actions or proceedings (whether commenced or threatened) in respect thereof ("Claims") and expenses (including reasonable fees of counsel and any amounts paid in any settlement effected with the Company's consent, which consent shall not be unreasonably withheld or delayed) to which each such indemnified party may become subject under the Securities Act or otherwise, insofar as such Claims or expenses arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such securities were registered under the Securities Act or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary, final or summary prospectus or any amendment or supplement thereto, together with the documents incorporated by reference therein, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (iii) any violation by the Company of any federal, state or common law rule or regulation applicable to the Company and relating to action required of or inaction by the Company in connection with any such registration, and the Company will reimburse any such indemnified party for any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Claim as such expenses are incurred; provided, that the Company shall not be liable to any such indemnified party in any such case to the extent such Claim or expense arises out of or is based upon any untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact made in such registration statement or amendment thereof or supplement thereto or in any such prospectus or any preliminary, final or summary prospectus in reliance upon and in conformity with written information


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furnished to the Company by or on behalf of such indemnified party specifically for use therein. Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party and shall survive the transfer of such securities by such seller.

         b. Each Holder of Registrable Securities that are included in the securities as to which any registration is being effected shall, severally and not jointly, indemnify and hold harmless (in the same manner and to the same extent as set forth in paragraph (a) of this Section to the extent permitted by law the Company, its officers and directors, each Person controlling the Company within the meaning of the Securities Act. and all other prospective sellers and their directors, officers, general and limited partners and respective controlling Persons with respect to any untrue statement or alleged untrue statement of any material fact in, or omission or alleged omission of any material fact from, such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or its representatives by or on behalf of such Holder or underwriter, if any, specifically for use therein and reimburse such indemnified party for any legal or other expenses reasonably incurred in connection with investigating or defending any such Claim as such expenses are incurred, provided, however, that the aggregate amount which any such Holder shall be required to pay pursuant to this Agreement shall in no case be greater than the amount of the net proceeds received by such person upon the sale of the Registrable Securities pursuant to the registration statement giving rise to such claim. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party and shall survive the transfer of such securities by such Holder.

         c. Indemnification similar to that specified in the preceding paragraphs (a) and (b) (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any state securities and "blue sky" laws.

         d. Any person entitled to indemnification under this Agreement shall notify promptly the indemnifying party in writing of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section but the failure of any indemnified party to provide such notice shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this Section except to the extent the indemnifying party is materially prejudiced thereby and shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under this Section. In case any action or proceeding is brought against an indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, unless in the reasonable opinion of outside counsel to the indemnified party a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, to assume the defense there of jointly with any other


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

indemnifying party similarly notified, to the extent that it chooses, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party that it so chooses, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that (i) if the indemnifying party fails to take reasonable steps necessary to defend diligently the action or proceeding within 20 days after receiving notice from such indemnified party that the indemnified party believes it has failed to do so; or (ii) if such indemnified party who is a defendant in any action or proceeding which is also brought against the indemnifying party reasonably shall have concluded that there may be one or more legal defenses available to such indemnified party which are not available to the indemnifying party; or
(iii) if representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct, then, in any such case, the indemnified party shall have the right to assume or continue its own defense as set forth above (but with no more than one firm of counsel for all indemnified parties in each jurisdiction, except to the extent any indemnified party or parties reasonably shall have concluded that there may be legal defenses available to such party or parties which are not available to the other indemnified parties or to the extent representation of all indemnified parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct) and the indemnifying party shall be liable for any expenses therefor. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (A) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (B) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

         e. If for any reason the previous sections is unavailable or is insufficient to hold harmless an indemnified party under the previous Sections then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any Claim in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and the indemnified party, on the other hand, with respect to such offering of securities. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. If, however, the allocation provided in the second preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party in such


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

proportion as is appropriate to reflect not only such relative faults but also the relative benefits of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentences of this Section. The amount paid or payable in respect of any Claim shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding anything in this Section to the contrary, no indemnifying party (other than the Company) shall be required pursuant to this Section to contribute any amount in excess of the net proceeds received by such indemnifying party from the sale of Registrable Securities in the offering to which the losses, claims, damages or liabilities of the indemnified parties relate, less the amount of any indemnification payment made pursuant to this Sections.

                 f. The indemnity agreements contained herein shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made or omitted by or on behalf of any indemnified party and shall survive the transfer of the Registrable Securities by any such party.

                 g. The indemnification and contribution required by this Section shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

         7.      General.

                 a. Adjustments Affecting Registrable Securities. The Company agrees that it shall not effect or permit to occur any combination or subdivision of shares which would adversely affect the ability of the Holder of any Registrable Securities to include such Registrable Securities in any registration contemplated by this Agreement or the marketability of such Registrable Securities in any such registration.

                 b. Rule 144. The Company covenants that it will timely file the reports required to be filed by it under the Securities Act or the Exchange Act (including, but not limited to, the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144 under the Securities Act), and will take such further action as any Holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by

(i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

                 c. Nominees for Beneficial Owners. If Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its option, be treated as the Holder of such Registrable Securities for purposes of any request or other action by the Holder of Registrable Securities pursuant to this Agreement (or any determination of any number or percentage of shares constituting Registrable Securities held by the Holder of Registrable Securities contemplated by this Agreement); provided that the Company shall have received assurances reasonably satisfactory to it of such beneficial ownership.

                 d. Amendments and Waivers. This Agreement may be amended, modified, supplemented or waived only upon the written agreement of the party against whom enforcement of such amendment, modification, supplement or waiver is sought.

                 e. Notices. Except as otherwise provided in this Agreement, notices and other communications under this Agreement shall be in writing and delivered personally, by telecopy (with confirmation sent within three business days by overnight courier) or by overnight courier, addressed to such party at the address set forth below:

         If to EMI:                                Educational Medical, Inc.
                                                   1327 Northmeadow Parkway
                                                   Suite 132
                                                   Roswell, GA, 30076
                                                   Attn: President

         With a copy to:                           Greenberg Traurig
                                                   777 South Flagler Drive
                                                   Suite 310 - East
                                                   West Palm Beach, FL  33401
                                                   Attn: Morris C. Brown, Esq.

         If to Holder:                             Joseph Colyar

                                                   --------------------
                                                   --------------------

         With a copy to:
                                                   --------------------
                                                   --------------------
                                                   --------------------
                                                   --------------------

                 The Holder, by written notice given to the Company in accordance with this Section 4.5 may change the address to which such notice or other communications is to be sent to Holder. All such notices and communications shall be deemed to have been received on the date of delivery thereof if delivered by hand, on the fifth day after the mailing thereof, if mailed, on the next day after the sending thereof if by overnight courier, when answered back if telexed and when receipt is acknowledged, if telecopied.

         8.      Miscellaneous.

                 a. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and the respective successors and assigns of the parties hereto, whether so expressed or not. No Person other than the Holder shall be entitled to any benefits under this Agreement, except as otherwise expressly provided herein. This Agreement and the rights of the parties hereunder may be assigned by any of the parties hereto to any transferee of Registrable Securities.

                 b. This Agreement (with the documents referred to herein or delivered pursuant hereto) embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof.

                 c. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware without giving effect to the conflicts of law principles thereof.

                 d. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. All section references are to this Agreement unless otherwise expressly provided.

                 e. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                 f. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

                 g. It is hereby agreed and acknowledged that it will be impossible to measure in money the damages that would be suffered if the parties fail to comply with any of the obligations herein imposed on them and that in the event of any such failure, an aggrieved person will be irreparably damaged and will not have an adequate remedy at law. Any such person shall, therefore, be entitled to injunctive relief including specific performance, to enforce such obligations, without the posting of any bond and if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law.

                 h. Each party hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

         9. No Inconsistent Agreements. Without the prior written consent of each of the parties to this Agreement, neither the Company nor the Holder will, on or after the date of this Agreement, enter into any agreement with respect to its securities which is inconsistent with the rights granted in this Agreement or otherwise conflicts with the provisions hereof.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date set forth above.

                                                   EDUCATIONAL MEDICAL, INC.


                                                   By:  /s/ Gary D. Keeber
                                                       -----------------------
                                                       Authorized Signatory


                                                   /s/ Joseph Colyar
                                                   ---------------------------
                                                   JOSEPH COLYAR

                         REGISTRATION RIGHTS AGREEMENT


                                 BY AND BETWEEN


                           EDUCATIONAL MEDICAL, INC.


                                      AND


                                CLAUDE H. HARING


                         DATED AS OF FEBRUARY 14, 1998

                               TABLE OF CONTENTS


                                                                                                                     Page
                                                                                                                     ----
1. Certain Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
     a. "Commission"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
     b. "Exchange Act"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
     c. "Holder" or   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
     d. "Holder's Shares"   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
     e. "Person"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
     f. "Registrable Securities"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
     g. "Securities Act"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
2. Registration Rights  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
3. Registration Procedures  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
4. Registration Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
5. No Required Sale . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
6. Indemnification  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
7. General  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
8. Miscellaneous  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
9. No Inconsistent Agreements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13


                         REGISTRATION RIGHTS AGREEMENT

         REGISTRATION RIGHTS AGREEMENT, dated as of February 14, 1998 (the "Agreement"), by and between Educational Medical, Inc., a Delaware corporation (the "Company"), and Claude H. Haring, an individual residing within the State of Pennsylvania (the "Holder").

         The Company, CHI Acquisition Corp., a Delaware corporation (the "Buyer"), the Holder, Joseph Colyar and James Fritz have entered into a Stock Purchase Agreement dated February 14, 1998 (the "Stock Purchase Agreement") pursuant to which the Buyer shall purchase all of the issued and outstanding shares of Common Stock of Computer Hardware Service Company, Inc., a Pennsylvania corporation, in consideration for the Purchase Price as more particularly set forth in the Agreement, including, without limitation, a certain number of shares of the Company's Common Stock (the "Holder's Shares").

         The parties hereto desire to provide certain registration rights with respect to the Holders' Shares.

         Accordingly, the parties hereto agree as follows:

         1. Certain Definitions. As used in this Agreement, the following terms shall have the meanings ascribed to them below:

                 a.       "Commission":  the Securities and Exchange
Commission.

                 b. "Exchange Act": the Securities Exchange Act of 1934, as amended.

                 c.       "Holder":  As defined in the recitals above.

                 d.       "Holder's Shares":  As defined in the recitals above.

                 e. "Person": any natural person, corporation, partnership, firm, association, trust, government, governmental agency or other entity, whether acting in an individual, fiduciary or other capacity.

                 f. "Registrable Securities": the Holder's Shares (and any shares issued upon any subdivision, combination or reclassification of such shares or any stock dividend in respect of any of the foregoing shares). As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have been declared effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, or (ii) such securities shall have been sold or become salable (other than in a privately negotiated sale) pursuant to Rule 144 (or any successor provision) under the Securities Act and in compliance with the requirements of paragraphs (c), (e), (f) and (g) of Rule 144 (notwithstanding the provisions of paragraph (k) of such Rule).

                 g. "Securities Act": the Securities Act of 1933, as amended.

         2.      Registration Rights.

                 a. As soon as practicable subsequent to the consummation of the transaction contemplated by the Stock Purchase Agreement, the Company shall file a registration statement under the Securities Act covering all of the Registrable Securities and use its best efforts to (x) effect such registration under the Securities Act (including, without limitation, by means of a shelf registration pursuant to Rule 415 under the Securities Act if the Company is then eligible to use such a registration) of the Registrable Securities, and (y) if requested by the Holder, obtain acceleration of the effective date of the registration statement relating to such registration.

                 b. If (i) the Board of Directors of the Company, in its good faith judgment, determines that any registration of Registrable Securities should not be made or continued because it would materially interfere with any material financing, acquisition, corporate reorganization or merger or other transaction involving the Company or any of its subsidiaries (a "Valid Business Reason"), and (ii) the Valid Business Reason has not resulted from actions taken by the Company, the Company may cause such registration statement to be withdrawn and its effectiveness terminated or may postpone amending or supplementing such registration statement; and the Company shall give written notice of its determination to postpone or withdraw a registration statement and of the fact that the Valid Business Reason for such postponement or withdrawal no longer exists, in each case, promptly after the occurrence thereof.

         If the Company shall give any notice of postponement or withdrawal of any registration statement, the Company shall not, during the period of postponement or withdrawal, register any Common Stock, other than pursuant to a registration statement on Form S-4 or S-8 (or an equivalent registration form then in effect). Each Holder of Registrable Securities agrees that, upon receipt of any notice from the Company that the Company has determined to withdraw any registration statement pursuant to clause 2b. above, such Holder will discontinue its disposition of Registrable Securities pursuant to such registration statement and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession of the prospectus covering such Registrable Securities that was in effect at the time of receipt of such notice. If the Company shall have withdrawn or prematurely terminated a registration statement filed under Section 2.a, (whether pursuant to clause 2b. above or as a result of any stop order, injunction or other order or requirement of the Commission or any other governmental agency or court), the Company shall not be considered to have effected an effective registration for the purposes of this Agreement until the Company shall have filed a new registration statement covering the Registrable Securities covered by the withdrawn registration statement and such registration statement shall have been declared effective and shall not have been withdrawn. If the Company shall give any notice of withdrawal or postponement of a registration statement, the Company shall, at such time as the Valid Business Reason that caused such withdrawal or postponement no longer exists (but in no event later than two months alter the date of the postponement), use its best efforts to effect the registration under the Securities Act of the Registrable Securities covered by the withdrawn or postponed registration statement in accordance with this Section (unless the Holder shall have consented otherwise).

         c. The Company, may elect to include in any registration statement and offering made pursuant to Section 1(a), authorized but unissued shares of Common Stock or shares of Common Stock held by the Company as treasury shares or any other shares of Common Stock as to which it has granted registration rights.

         3       Registration Procedures.  With respect to the Company's
obligation provided for in Section of this Agreement, the Company shall, as expeditiously as possible but no later than Thirty (30) days from the date first above written:

                 a. prepare and file with the Commission a registration statement on an appropriate registration form of the Commission for the disposition of such Registrable Securities in accordance with the intended method of disposition thereof, and such registration statement shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the Commission to be filed therewith, and the Company shall use its best efforts to cause such registration statement to become and remain effective.

                 b. prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for such period as any seller of Registrable Securities pursuant to such registration statement shall request and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Securities covered by such registration statement;

                 c. furnish, without charge, to each seller of such Registrable Securities and each underwriter, if any, of the securities covered by such registration statement such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits), and the prospectus included in such registration statement (including each preliminary prospectus) in conformity with the requirements of the Securities Act, and other documents, as such seller and underwriter may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such seller (the Company hereby consenting to the use in accordance with all applicable law of each such registration statement (or amendment or post-effective amendment thereto) and each such prospectus (or preliminary prospectus or supplement thereto) by each such seller of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such registration statement or prospectus);

                 d. use its best efforts to register or qualify the Registrable Securities covered by such registration statement under such other securities or "blue sky" laws of such jurisdictions as any sellers of Registrable Securities shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable such sellers or underwriter, if any, to consummate the disposition of the Registrable Securities in such jurisdictions, except that in no event shall the Company be required to qualify to do business as a foreign corporation in any jurisdiction where it would not, but for the requirements of this clause d, be required to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

                 e. promptly notify each Holder selling Registrable Securities covered by such registration statement: (i) when the registration statement, any pre-effective amendment, the prospectus or any prospectus supplement related thereto or post-effective amendment to the registration statement has been filed and, with respect to the registration statement or any post effective amendment, when the same has become effective; (ii) of any request by the Commission or state securities authority for amendments or supplements to the registration statement or the prospectus related thereto or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation of any proceeding for such purpose; (v) of the existence of any fact of which the Company becomes aware which results in the registration statement, the prospectus related thereto or any document incorporated therein by reference containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make any statement therein not misleading; and (vi) if at any time the representations and warranties contemplated below cease to be true and correct in all material respects; and, if the notification relates to an event described in clause (v), the Company shall promptly prepare and furnish to each such seller and each underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made not misleading;

                 f. comply with all applicable rules and regulations of the Commission

                 g. cause all such Registrable Securities covered by such registration statement to be listed on the principal securities exchange on which similar securities issued by the Company are then listed (if any) and, without limiting the generality of the foregoing, take all actions that may be required by the Company as the issuer of such Registrable Securities in order to facilitate the registration of at least two market makers as such with respect to such shares with the National Association of Securities Dealers, Inc. (the "NASD");

                 h. provide and cause to be maintained a transfer agent and registrar for all such Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

                 i. deliver promptly to each Holder copies of all correspondence between the Commission and the Company, its counsel or auditors and all memoranda relating to discussions with the Commission or its staff with respect to the registration statement, other than those portions of any such correspondence and memoranda which contain information subject to attorney-client privilege with respect to the Company, and, upon receipt of such confidentiality agreements as the Company may reasonably request, make reasonably available for inspection by any seller of such Registrable Securities covered by such registration statement, and by any attorney, accountant or other agent retained by any such Holder all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company's officers, directors and employees to supply all information reasonably requested by any such seller, attorney, accountant or agent in connection with such registration statement;

                 j. use its best efforts to obtain the withdrawal of any order suspending the effectiveness of the registration statement;

                 k. provide a CUSIP number for all Registrable Securities, not later than the effective date of the registration statement; and

                 l. take all such other commercially reasonable actions as are necessary or advisable in order to expedite or facilitate the disposition of such Registrable Securities.

         The Company may require as a condition precedent to the Company's obligations under this Agreement that each seller of Registrable Securities as to which any registration is being effected furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request provided that such information shall be used only in connection with such registration.

         The Holder agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in clause (v) of paragraph (e) of this

Section 3 the Holder will discontinue his disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until Holder's receipt of the copies of the supplemented or amended prospectus contemplated by paragraph (e) of this Section 3 and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in Holder's possession of the prospectus covering such Registrable Securities that was in effect at the time of receipt of such notice. In the event the Company shall give any such notice, the applicable period mentioned in paragraph (b) of this Section 3 shall be extended by the number of days during such period from and including the date of the giving of such notice to and including the date when each seller of any Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by paragraph (e) of this Section 3

         If any such registration statement or comparable statement under "blue sky" laws refers to Holder by name or otherwise as the Holder of any securities of the Company, then Holder shall have the right to require (i) the insertion therein of language, in form and substance satisfactory to Holder and the Company, to the effect that the holding by Holder of such securities is not to be construed as a recommendation by Holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that Holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to Holder by name or otherwise is not in the judgment of the Company, as advised by counsel, required by the Securities Act or any similar federal statute or any state "blue sky" or securities law then in force, the deletion of the reference to Holder.

         4.      Registration Expenses.

                 a. "Expenses" shall mean any and all fees and expenses incident to the Company's performance of or compliance with Section 3, including, without limitation: (i) Commission, stock exchange or NASD registration and filing fees and all listing fees and fees with respect to the inclusion of securities in NASDAQ, (ii) fees and expenses of compliance with state securities or "blue sky" laws and in connection with the preparation of a "blue sky" survey, including, without limitation, reasonable fees and expenses of blue sky counsel, (iii) printing expenses, (iv) messenger and delivery expenses, and (v) fees and disbursements of counsel for the Company. All such Expenses shall be borne by the Company.

                 b. Notwithstanding the foregoing, (x) the provisions of this Section 4 shall be deemed amended to the extent necessary to cause these expense provisions to comply with "blue sky" laws of each state in which the offering is made and (y) the Company shall be responsible for all its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties).

         5. No Required Sale. Nothing in this Agreement shall be deemed to create an independent obligation on the part of the Holder to sell any Registrable Securities pursuant to any effective registration statement.

         6.      Indemnification.

                 a. In the event of any registration of the Registrable Securities of the Company under the Securities Act pursuant to this Agreement, the Company will, and hereby does, indemnify and hold harmless, to the fullest extent permitted by law, the seller of any Registrable Securities covered by such registration statement, its directors, officers, fiduciaries, employees and stockholders or general and limited partners (and the directors, officers, employees and stockholders thereof, each other individual, partnership, joint venture, corporation, trust, unincorporated organization or government or any department or agency thereof (each, a "Person") who participates as an underwriter, if any, in the offering or sale of such securities, each officer, director, employee, stockholder or partner of such underwriter, and each other Person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act, against any and all losses, claims, damages or liabilities, joint or several, actions or proceedings (whether commenced or threatened) in respect thereof ("Claims") and expenses (including reasonable fees of counsel and any amounts paid in any settlement effected with the Company's consent, which consent shall not be unreasonably withheld or delayed) to which each such indemnified party may become subject under the Securities Act or otherwise, insofar as such Claims or expenses arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such securities were registered under the Securities Act or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary, final or summary prospectus or any amendment or supplement thereto, together with the documents incorporated by reference therein, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (iii) any violation by the Company of any federal, state or common law rule or regulation applicable to the Company and relating to action required of or inaction by the Company in connection with any such registration, and the Company will reimburse any such indemnified party for any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Claim as such expenses are incurred; provided, that the Company shall not be liable to any such indemnified party in any such case to the extent such Claim or expense arises out of or is based upon any untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact made in such registration statement or amendment thereof or supplement thereto or in any such prospectus or any preliminary, final or summary prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of such indemnified party specifically for use therein. Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party and shall survive the transfer of such securities by such seller.

         b. Each Holder of Registrable Securities that are included in the securities as to which any registration is being effected shall, severally and not jointly, indemnify and hold harmless (in the same manner and to the same extent as set forth in paragraph (a) of this Section to the extent permitted by law the Company, its officers and directors, each Person controlling the Company within the meaning of the Securities Act. and all other prospective sellers and their directors, officers, general and limited partners and respective controlling Persons with respect to any untrue statement or alleged untrue statement of any material fact in, or omission or alleged omission of any material fact from, such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or its representatives by or on behalf of such Holder or underwriter, if any, specifically for use therein and reimburse such indemnified party for any legal or other expenses reasonably incurred in connection with investigating or defending any such Claim as such expenses are incurred, provided, however, that the aggregate amount which any such Holder shall be required to pay pursuant to this Agreement shall in no case be greater than the amount of the net proceeds received by such person upon the sale of the Registrable Securities pursuant to the registration statement giving rise to such claim. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party and shall survive the transfer of such securities by such Holder.

         c. Indemnification similar to that specified in the preceding paragraphs (a) and (b) (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any state securities and "blue sky" laws.

         d. Any person entitled to indemnification under this Agreement shall notify promptly the indemnifying party in writing of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section but the failure of any indemnified party to provide such notice shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this Section except to the extent the indemnifying party is materially prejudiced thereby and shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under this Section. In case any action or proceeding is brought against an indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, unless in the reasonable opinion of outside counsel to the indemnified party a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, to assume the defense there of jointly with any other indemnifying party similarly notified, to the extent that it chooses, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party that it so chooses, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that (i) if the indemnifying party fails to take reasonable steps necessary to defend diligently the action or proceeding within 20 days after receiving notice from such indemnified party that the indemnified party believes it has failed to do so; or (ii) if such indemnified party who is a defendant in any action or proceeding which is also brought against the indemnifying party reasonably shall have concluded that there may be one or more legal defenses available to such indemnified party which are not available to the indemnifying party; or (iii) if representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct, then, in any such case, the indemnified party shall have the right to assume or continue its own defense as set forth above (but with no more than one firm of counsel for all indemnified parties in each jurisdiction, except to the extent any indemnified party or parties reasonably shall have concluded that there may be legal defenses available to such party or parties which are not available to the other indemnified parties or to the extent representation of all indemnified parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct) and the indemnifying party shall be liable for any expenses therefor. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (A) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (B) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

         e. If for any reason the previous sections is unavailable or is insufficient to hold harmless an indemnified party under the previous Sections then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any Claim in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and the indemnified party, on the other hand, with respect to such offering of securities. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. If, however, the allocation provided in the second preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative faults but also the relative benefits of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentences of this Section. The amount paid or payable in respect of any Claim shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding anything in this Section to the contrary, no indemnifying party (other than the Company) shall be required pursuant to this Section to contribute any amount in excess of the net proceeds received by such indemnifying party from the sale of Registrable Securities in the offering to which the losses, claims, damages or liabilities of the indemnified parties relate, less the amount of any indemnification payment made pursuant to this Sections.

                 f. The indemnity agreements contained herein shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made or omitted by or on behalf of any indemnified party and shall survive the transfer of the Registrable Securities by any such party.

                 g. The indemnification and contribution required by this Section shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

         7.      General.

                 a. Adjustments Affecting Registrable Securities. The Company agrees that it shall not effect or permit to occur any combination or subdivision of shares which would adversely affect the ability of the Holder of any Registrable Securities to include such Registrable Securities in any registration contemplated by this Agreement or the marketability of such Registrable Securities in any such registration.

                 b. Rule 144. The Company covenants that it will timely file the reports required to be filed by it under the Securities Act or the Exchange Act (including, but not limited to, the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144 under the Securities Act), and will take such further action as any Holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

                 c. Nominees for Beneficial Owners. If Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its option, be treated as the Holder of such Registrable Securities for purposes of any request or other action by the Holder of Registrable Securities pursuant to this Agreement (or any determination of any number or percentage of shares constituting Registrable Securities held by the Holder of Registrable Securities contemplated by this Agreement); provided that the Company shall have received assurances reasonably satisfactory to it of such beneficial ownership.

                 d. Amendments and Waivers. This Agreement may be amended, modified, supplemented or waived only upon the written agreement of the party against whom enforcement of such amendment, modification, supplement or waiver is sought.

                 e. Notices. Except as otherwise provided in this Agreement, notices and other communications under this Agreement shall be in writing and delivered personally, by telecopy (with confirmation sent within three business days by overnight courier) or by overnight courier, addressed to such party at the address set forth below:

         If to EMI:                                Educational Medical, Inc.
                                                   1327 Northmeadow Parkway
                                                   Suite 132
                                                   Roswell, GA, 30076
                                                   Attn: President

         With a copy to:                           Greenberg Traurig
                                                   777 South Flagler Drive
                                                   Suite 310 - East
                                                   West Palm Beach, FL  33401
                                                   Attn: Morris C. Brown, Esq.

         If to Holder:                             Claude H. Haring

                                                   --------------------
                                                   --------------------

         With a copy to:
                                                   --------------------
                                                   --------------------
                                                   --------------------
                                                   --------------------

                 The Holder, by written notice given to the Company in accordance with this Section 4.5 may change the address to which such notice or other communications is to be sent to Holder. All such notices and communications shall be deemed to have been received on the date of delivery thereof if delivered by hand, on the fifth day after the mailing thereof, if mailed, on the next day after the sending thereof if by overnight courier, when answered back if telexed and when receipt is acknowledged, if telecopied.

         8.      Miscellaneous.

                 a. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and the respective successors and assigns of the parties hereto, whether so expressed or not. No Person other than the Holder shall be entitled to any benefits under this Agreement, except as otherwise expressly provided herein. This Agreement and the rights of the parties hereunder may be assigned by any of the parties hereto to any transferee of Registrable Securities.

                 b. This Agreement (with the documents referred to herein or delivered pursuant hereto) embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof.

                 c. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware without giving effect to the conflicts of law principles thereof.

                 d. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. All section references are to this Agreement unless otherwise expressly provided.

                 e. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                 f. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

                 g. It is hereby agreed and acknowledged that it will be impossible to measure in money the damages that would be suffered if the parties fail to comply with any of the obligations herein imposed on them and that in the event of any such failure, an aggrieved person will be irreparably damaged and will not have an adequate remedy at law. Any such person shall, therefore, be entitled to injunctive relief including specific performance, to enforce such obligations, without the posting of any bond and if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law.

                 h. Each party hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

         9. No Inconsistent Agreements. Without the prior written consent of each of the parties to this Agreement, neither the Company nor the Holder will, on or after the date of this Agreement, enter into any agreement with respect to its securities which is inconsistent with the rights granted in this Agreement or otherwise conflicts with the provisions hereof.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date set forth above.

                                         EDUCATIONAL MEDICAL, INC.


                                         By: /s/ Gary D. Keeber
                                             ----------------------------
                                                  Authorized Signatory


                                         /s/ Claude H. Haring
                                         --------------------------------
                                         CLAUDE H. HARING






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